Stock-Based Compensation	12 Months Ended
Dec. 31, 2016
Stock-Based Compensation [Abstract]
Stock-Based Compensation

NOTE 20 – STOCK-BASED COMPENSATION

At the 2016 Annual Shareholders Meeting, the shareholders of the Corporation adopted the United Bancshares, Inc. 2016 Stock Option Plan (the “Plan”), which permits the Corporation to award non-qualified stock options to eligible participants.  A total of 250,000 shares are available for issuance pursuant to the Plan.

The Corporation issued 33,352 options during 2016 at an exercise price of $19.32 under the Plan.  Following is a summary of activity for stock options for the year ended December 31, 2016, there were no options awarded or exercised in 2015.

Outstanding, beginning of year	-

Granted	33,352

Exercised	-

Outstanding, end of year	33,352

The options vest over a three-year period on the anniversary of the date of grant.  At December 31, 2016, no options were exercisable and outstanding options had a weighted average remaining contractual term of 7 years.

The fair value of options granted is estimated at the date of grant using the Black Scholes option pricing model.  Following are assumptions used in calculating the fair value of the options granted in 2016:

Weighted-average fair value of options granted    $6.27

Average dividend yield    2.31%

Expected volatility40.00%

Risk-free interest rate    1.58%

Expected term       7

The total compensation expense related to the stock options granted in 2016 will be $209,000 and will be expensed ratably over the 36 month period beginning January, 2017.